The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions

(which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

HVMLT 05-13 MKT - Price/Yield - 2A1A2
Balance	$115,815,000.00	Delay	0	Index	LIBOR_1MO | 3.83
Coupon	4.59	Dated	9/30/2005	Mult / Margin	1 / .76
Settle	9/30/2005	First Payment	10/19/2005	Cap / Floor	Nov-00

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-22	65	61	56	51	45
100-23	64	60	55	50	44
100-24	64	59	54	49	43
100-25	63	59	53	48	41
100-26	63	58	53	47	40
100-27	62	57	52	46	39
100-28	62	57	51	44	37
100-29	61	56	50	43	36
100-30	61	55	49	42	34
100-31	60	54	48	41	33
101-00	60	54	47	40	32
101-01	59	53	46	39	30
101-02	59	52	45	38	29
101-03	58	52	45	37	28
101-04	58	51	44	35	26
101-05	57	50	43	34	25
101-06	57	50	42	33	24
101-07	56	49	41	32	22
101-08	56	48	40	31	21
101-09	55	48	39	30	19
101-10	55	47	38	29	18
WAL	7.75	5.31	3.93	3.05	2.43
Mod Durn 30360	5.93	4.35	3.36	2.68	2.19
Principal Window Begin	1	1	1	1	1
Principal Window End	225	163	124	98	80

HVMLT 05-13 MKT - Price/Yield - 2A1A2

Balance	$115,815,000.00	Delay	0	Index	LIBOR_1MO | 3.83
Coupon	4.6	Dated	9/30/2005	Mult / Margin	1 / .77
Settle	9/30/2005	First Payment	10/19/2005	Cap / Floor	Nov-00

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
100-22	66	62	57	52	46
100-23	65	61	56	51	45
100-24	65	60	55	50	44
100-25	64	60	54	49	42
100-26	64	59	54	48	41
100-27	63	58	53	47	40
100-28	63	58	52	45	38
100-29	62	57	51	44	37
100-30	62	56	50	43	35
100-31	61	55	49	42	34
101-00	61	55	48	41	33
101-01	60	54	47	40	31
101-02	60	53	46	39	30
101-03	59	53	46	38	29
101-04	59	52	45	36	27
101-05	58	51	44	35	26
101-06	58	51	43	34	25
101-07	57	50	42	33	23
101-08	57	49	41	32	22
101-09	56	49	40	31	20
101-10	56	48	39	30	19
WAL	7.75	5.31	3.93	3.05	2.43
Mod Durn 30360	5.92	4.35	3.36	2.68	2.19
Principal Window Begin	1	1	1	1	1
Principal Window End	225	163	124	98	80

HVMLT 05-13 XS Spread
LIBOR_1MO=3.83 20 CPR Call (Y)

Period	Date	XS Spread
Total

0	30-Sep-05
1	19-Oct-05	0.94446
2	19-Nov-05	1.3358
3	19-Dec-05	1.81762
4	19-Jan-06	1.67054
5	19-Feb-06	1.66933
6	19-Mar-06	2.10615
7 8 9	19-Apr-06 19-May-06 19-Jun-06	1.66685 1.81168 1.66429
10	19-Jul-06	1.80916
11 12 13	19-Aug-06 19-Sep-06 19-Oct-06	1.66164 1.66026 1.80519
14	19-Nov-06	1.65745
15	19-Dec-06	1.80242
16	19-Jan-07	1.65453
17	19-Feb-07	1.65304
18	19-Mar-07	2.09123
19 20 21	19-Apr-07 19-May-07 19-Jun-07	1.64998 1.79509 1.64682
22	19-Jul-07	1.79198
23 24 25	19-Aug-07 19-Sep-07 19-Oct-07	1.64354 1.64185 1.78707
26	19-Nov-07	1.63837
27	19-Dec-07	1.78365
28	19-Jan-08	1.63477
29	19-Feb-08	1.63292
30	19-Mar-08	1.92554
31 32 33	19-Apr-08 19-May-08 19-Jun-08	1.62914 1.77457 1.62522
34	19-Jul-08	1.77072
35 36 37	19-Aug-08 19-Sep-08 19-Oct-08	1.62116 1.61906 1.76465
38	19-Nov-08	1.61475
39	19-Dec-08	1.7604
40	19-Jan-09	1.61028
41	19-Feb-09	1.60799
42	19-Mar-09	2.04995
43	19-Apr-09	1.60329
44 45	19-May-09 19-Jun-09	1.75149 1.60333
46	19-Jul-09	1.75151
47 48 49	19-Aug-09 19-Sep-09 19-Oct-09	1.60336 1.60337 1.75156
50	19-Nov-09	1.6034
51	19-Dec-09	1.75159
52	19-Jan-10	1.60344
53	19-Feb-10	1.60345
54	19-Mar-10	2.04799
55 56 57	19-Apr-10 19-May-10 19-Jun-10	1.60349 1.75168 1.60352
58	19-Jul-10	1.75168
59 60 61	19-Aug-10 19-Sep-10 19-Oct-10	1.60352 1.60348 1.75165
62	19-Nov-10	1.60349
63	19-Dec-10	1.75167
64	19-Jan-11	1.6035
65	19-Feb-11	1.60351
66	19-Mar-11	2.04803
67 68 69	19-Apr-11 19-May-11 19-Jun-11	1.60351 1.75169 1.60352
70	19-Jul-11	1.7517
71 72 73	19-Aug-11 19-Sep-11 19-Oct-11	1.60353 1.60353 1.75171
74	19-Nov-11	1.60354
75	19-Dec-11	1.75172
76	19-Jan-12	1.60355
77	19-Feb-12	1.60355
78	19-Mar-12	1.8999
79 80 81	19-Apr-12 19-May-12 19-Jun-12	1.60356 1.75174 1.60357
82	19-Jul-12	1.75174
83 84 85	19-Aug-12 19-Sep-12 19-Oct-12	1.60357 1.60358 1.75176
86	19-Nov-12	1.60359
87	19-Dec-12	1.75176
88	19-Jan-13	1.60359
89	19-Feb-13	1.6036
90	19-Mar-13	2.04812
91 92 93	19-Apr-13 19-May-13 19-Jun-13	1.60361 1.75178 1.60361
94	19-Jul-13	1.75179
95 96	19-Aug-13 19-Sep-13	1.60362 1.60362

97	19-Oct-13	1.7518
98	19-Nov-13	1.60363
99	19-Dec-13	1.75181
100	19-Jan-14	1.60364
101	19-Feb-14	1.60365
102	19-Mar-14	2.04817
103 104 105	19-Apr-14 19-May-14 19-Jun-14	1.60365 1.75183 1.60366
106	19-Jul-14	1.75184
107 108 109	19-Aug-14 19-Sep-14 19-Oct-14	1.60367 1.60367 1.75185
110	19-Nov-14	1.60368
111	19-Dec-14	1.75186
112	19-Jan-15	1.60369
113	19-Feb-15	1.60369
114	19-Mar-15	2.04822
115 116 117	19-Apr-15 19-May-15 19-Jun-15	1.6037 1.75188 1.60371
118	19-Jul-15	1.75189
119 120 121	19-Aug-15 19-Sep-15 19-Oct-15	1.60372 1.60372 1.7519
122	19-Nov-15	1.60373
123	19-Dec-15	1.75191
124	19-Jan-16	1.60374

HVMLT 05-13 XS Spread

LIBOR_1MO=3.830000 20 CPR Call (Y)
Period	Date	XS Spread
Total

0 1	30-Sep-05 19-Oct-05	0.94446
2	19-Nov-05	1.21717
3	19-Dec-05	1.69464
4	19-Jan-06	1.61567
5	19-Feb-06	1.59528
6	19-Mar-06	2.10953
7 8 9	19-Apr-06 19-May-06 19-Jun-06	1.648 1.78715 1.63262
10	19-Jul-06	1.7981
11 12 13	19-Aug-06 19-Sep-06 19-Oct-06	1.64292 1.64838 1.80547
14	19-Nov-06	1.63754
15	19-Dec-06	1.79822
16	19-Jan-07	1.63643
17	19-Feb-07	1.63537
18	19-Mar-07	2.1186
19 20 21	19-Apr-07 19-May-07 19-Jun-07	1.63219 1.79191 1.62749
22	19-Jul-07	1.78687
23 24 25	19-Aug-07 19-Sep-07 19-Oct-07	1.62119 1.6174 1.78333
26	19-Nov-07	1.62444
27	19-Dec-07	1.78576
28	19-Jan-08	1.62043
29	19-Feb-08	1.61807
30	19-Mar-08	1.94219
31 32 33	19-Apr-08 19-May-08 19-Jun-08	1.6126 1.7731 1.60608
34	19-Jul-08	1.76648
35 36 37	19-Aug-08 19-Sep-08 19-Oct-08	1.59844 1.59417 1.75989
38	19-Nov-08	1.59675
39	19-Dec-08	1.75944
40	19-Jan-09	1.59132
41	19-Feb-09	1.58842
42	19-Mar-09	2.08324
43	19-Apr-09	1.58223
44 45	19-May-09 19-Jun-09	1.74542 1.57787
46	19-Jul-09	1.74365
47 48 49	19-Aug-09 19-Sep-09 19-Oct-09	1.57541 1.57402 1.74226
50	19-Nov-09	1.57547
51	19-Dec-09	1.74355
52	19-Jan-10	1.5748
53	19-Feb-10	1.57446
54	19-Mar-10	2.08181
55 56 57	19-Apr-10 19-May-10 19-Jun-10	1.5738 1.74324 1.57312
58	19-Jul-10	1.74308
59 60 61	19-Aug-10 19-Sep-10 19-Oct-10	1.57239 1.57199 1.7418
62	19-Nov-10	1.56938
63	19-Dec-10	1.7413
64	19-Jan-11	1.56941
65	19-Feb-11	1.56949
66	19-Mar-11	2.08824
67 68 69	19-Apr-11 19-May-11 19-Jun-11	1.5698 1.74345 1.5703
70	19-Jul-11	1.74454
71 72 73	19-Aug-11 19-Sep-11 19-Oct-11	1.57101 1.57145 1.74448
74	19-Nov-11	1.56812
75	19-Dec-11	1.74327
76	19-Jan-12	1.56822
77	19-Feb-12	1.56831
78	19-Mar-12	1.92017
79 80 81	19-Apr-12 19-May-12 19-Jun-12	1.56859 1.74509 1.569
82	19-Jul-12	1.74596
83 84 85	19-Aug-12 19-Sep-12 19-Oct-12	1.56955 1.56987 1.74809
86	19-Nov-12	1.57122
87	19-Dec-12	1.74773
88	19-Jan-13	1.56941
89	19-Feb-13	1.56841
90	19-Mar-13	2.1011
91 92 93	19-Apr-13 19-May-13 19-Jun-13	1.56619 1.74341 1.56368
94	19-Jul-13	1.7414
95 96	19-Aug-13 19-Sep-13	1.56088 1.55936
97	19-Oct-13	1.73839
98	19-Nov-13	1.55812
99	19-Dec-13	1.7397
100	19-Jan-14	1.55908
101	19-Feb-14	1.55967
102	19-Mar-14	2.10677
103 104 105	19-Apr-14 19-May-14 19-Jun-14	1.56106 1.74453 1.56276
106	19-Jul-14	1.74675
107 108 109	19-Aug-14 19-Sep-14 19-Oct-14	1.56478 1.5659 1.74799
110	19-Nov-14	1.56252
111	19-Dec-14	1.74609
112	19-Jan-15	1.56222
113	19-Feb-15	1.56207
114	19-Mar-15	2.11474
115 116 117	19-Apr-15 19-May-15 19-Jun-15	1.56177 1.74626 1.56148
118	19-Jul-15	1.74633
119 120 121	19-Aug-15 19-Sep-15 19-Oct-15	1.56119 1.56104 1.74761
122	19-Nov-15	1.56285
123	19-Dec-15	1.7479
124	19-Jan-16	1.56147
125	19-Feb-16	1.56071
126	19-Mar-16	1.93235